PRO FORMA COMBINED FINANCIAL DATA

On December 1, 1998, under conditions and terms prescribed to and approved by the Bankruptcy Court in the Company's Chapter XI Reorganization, the Company entered into an agreement with 1299004 Ontario Corporation ("129 Ontario") for the purchase of 100% of the issued and outstanding stock of Mega Blow Moulding Limited ("MBM"). As a result thereof MBM became a wholly owned subsidiary of the Company.

The following pro forma financial data of the Company consists of (i) a pro forma condensed combined balance sheet (unaudited) as of September 30, 1998 (the "Pro Forma Balance Sheet"), and (ii) a 1998 fiscal year pro forma condensed combined statement of income (unaudited) (the 1998 Pro Forma Statement of Income") (collectively the "Pro Forma Statements").

The Pro Forma Balance Sheet reflects the combination of the balance sheet of the Company as of September 30, 1998, and the balance sheet of MBM as of November 30, 1998, as adjusted for the MBM Acquisition. The Pro Forma Balance Sheet is presented as if the MBM Acquisition was consummated on November 30, 1998. The 1998 Pro Forma Statement of Income reflects the combination of the income statement of the Company for the year ended September 30, 1998, and the income statement of MBM for the 10- month period ended November 30, 1998, as adjusted for the MBM Acquisition. The 1998 Pro Forma Statement of Income is presented as if the MBM Acquisition was consummated on September 30, 1998. The Pro Forma Statements should be read in conjunction with the separate historical financial statements of the Company and MBM and the notes thereto and with the accompanying notes to the Pro Forma Statements. The Pro Forma Statements are based upon currently available information and upon certain assumptions that the Company believes are reasonable under the circumstances. The Pro Forma Statements do not purport to represent what the Company's financial position or results of operations would actually have been if the aforementioned transaction in fact had occurred on such date or at the beginning of the period indicated or to project the Company's financial position or the results of operations at any future date or for any future period.

                                       WHITEHALL ENTERPRISES, INC. AND MEGA BLOW MOULDING LIMITED
                                              FORMERLY TOTAL WORLD TELECOMMUNICATIONS, INC.
                                         Pro-Forma Condensed Combined Balance Sheet - Unaudited
                                                           September 30, 1998

                                                                                            HISTORICAL
                                                           -------------------------------------------------------------------------
                              ASSETS
                                                                Whitehall                   MBM
                                                            September 30, 1998       November 30, 1998              Combined
                                                           ---------------------    ---------------------    -----------------------
Current Assets
      Cash                                                              $22,695                       $0                    $22,695
      Accounts receivable                                                    $0                  548,917                    548,917
      Inventories                                                            $0                  563,262                    563,262
      Sundry assets                                                           0                   83,961                     83,961
                                                           --------------------     --------------------     ----------------------
Total Current Assets                                                     22,695                1,196,140                  1,218,835
                                                           --------------------     --------------------     ----------------------

Loans Receivable                                                              0                1,112,931                  1,112,931

Property and Equipment                                                   53,620                2,427,128                  2,480,748
Less Accumulated Depreciation                                           -46,928               -1,869,392                 -1,916,320
                                                           --------------------     --------------------     ----------------------
      Property and Equipment - Net                                        6,692                  557,736                    564,428
                                                           --------------------     --------------------     ----------------------

Other Assets
      Deposits                                                              500                        0                        500
      Deferred financing costs                                                0                   43,563                     43,563
                                                           --------------------     --------------------     ----------------------

TOTAL ASSETS                                                            $29,887               $2,910,370                 $2,940,257
                                                           ====================     ====================     ======================

              LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities

Current Liabilities
      Current portion of long term debt                                       0                  125,140                    125,140
      Notes payable - bank                                                                       500,740                    500,740
      Accounts payable                                                        0                  936,263                    936,263
                                                           --------------------     --------------------     ----------------------

Total Current Liabilities                                                     0                1,562,143                  1,562,143
                                                           --------------------     --------------------     ----------------------

Deferred Income Taxes                                                         0                   41,915                     41,915
Long-Term Debt                                                                0                  674,968                    674,968
                                                           --------------------     --------------------     ----------------------

Total Liabilities                                                             0                2,279,026                  2,279,026
                                                           --------------------     --------------------     ----------------------

Shareholders' Equity
      Preferred stock, $.001  par value,
        4,000,000 million shares authorized, issued
        and outstanding at December 31, 1998                                  0                        0                          0
      Common Stock, $.0001 par value,
        200,000,000 shares authorized, 124,900,000
        shares issued and outstanding                                    12,493                      157                     12,650
      Additional Paid In Capital                                         17,394                        0                     17,394
      Cummulative foreign currency
        translation adjustment                                                0                  -21,613                    -21,613
      Retained Earnings                                                       0                  652,800                    652,800
                                                           --------------------     --------------------     ----------------------

Total Stockholders' Equity                                               29,887                  631,344                    661,231
                                                           --------------------     --------------------     ----------------------

TOTAL LIABILITIES AND
      STOCKHOLDER'S EQUITY                                              $29,887               $2,910,370                 $2,940,257
                                                           ====================     ====================     ======================

(RESTUBBED TABLE)
                                                                                               PRO-FORMA
                                                                      -------------------------------------------------------------
                                                                                          Adjustments for
                                                                                            Acquisition              Combined
                                                                      --------------     -----------------    ---------------------
                              ASSETS

Current Assets
      Cash                                                                                                              $22,695
      Accounts receivable                                                                                               548,917
      Inventories                                                                                                       563,262
      Sundry assets                                                           (b)&(c)            3843                    87,804
                                                                                                           --------------------
Total Current Assets                                                                                                  1,222,678
                                                                                                           --------------------

Loans Receivable                                                                                                      1,112,931

Property and Equipment                                                                                                2,480,748
Less Accumulated Depreciation                                                                                        -1,916,320
                                                                                                           --------------------
      Property and Equipment - Net                                                                                      564,428
                                                                                                           --------------------
Other Assets
      Deposits                                                                                                              500
      Deferred financing costs                                                                                           43,563
                                                                                                           --------------------

TOTAL ASSETS                                                                                                         $2,944,100
                                                                                                           ====================

              LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities

Current Liabilities
      Current portion of long term debt                                                                                 125,140
      Notes payable - bank                                                                                              500,740
      Accounts payable                                                                                                  936,263
                                                                                                           --------------------

Total Current Liabilities                                                                                             1,562,143
                                                                                                           --------------------

Deferred Income Taxes                                                         (a)                41915                        0
Long-Term Debt                                                                                                          674,968
                                                                                                           --------------------

Total Liabilities                                                                                                     2,237,111
                                                                                                           --------------------
Shareholders' Equity
      Preferred stock, $.001  par value,
        4,000,000 million shares authorized, issued
        and outstanding at December 31, 1998                                  (c)               (4000)                    4,000
      Common Stock, $.0001 par value,
        200,000,000 shares authorized, 124,900,000
        shares issued and outstanding                                         (b)                  157                   12,493
      Additional Paid In Capital                                                                                         17,394
      Cummulative foreign currency
        translation adjustment                                                                                          -21,613
      Retained Earnings                                                       (a)              (41,915)                 694,715
                                                                                                           --------------------

Total Stockholders' Equity                                                                                              706,989
                                                                                                           --------------------

TOTAL LIABILITIES AND
      STOCKHOLDER'S EQUITY                                                                                           $2,944,100
                                                                                                           ====================

                       See Notes to Financial Statements.

                                          WHITEHALL ENTERPRISES, INC. AND MEGA BLOW MOULDING LIMITED
                                                FORMERLY TOTAL WORLD TELECOMMUNICATIONS, INC.
                                       Pro-Forma Condensed Combined Statement of Operations - Unaudited
                                                     For the Year Ended December 31, 1998


                                                                                          HISTORICAL
                                                            -----------------------------------------------------------------------
                                                                    Whitehall                 MBM
                                                              September 30, 1998       November 30, 1998              Combined
                                                             ---------------------   ---------------------    ---------------------
Revenues from Operations
  Sales                                                                    26,996               3,674,336                3,701,332

Cost of Sales                                                                                   2,796,204                2,796,204
                                                             --------------------    --------------------     --------------------

Gross Profit                                                               26,996                 878,132                  905,128
                                                             --------------------    --------------------     --------------------

Operating Expenses

  Sales, General and Administration                                       234,803                 656,815                  891,618
  Depreciation                                                              9,361                       0                    9,361
                                                             --------------------    --------------------     --------------------

Total Operating Expenses                                                  244,164                 656,815                  900,979
                                                             --------------------    --------------------     --------------------

Net Income/Loss from Operations                                          (217,168)                221,317                    4,149
                                                             --------------------    --------------------     --------------------

Other Income
  Forgiveness of debt income                                           27,091,064                                       27,091,064
  Gain on disposal of assets                                              147,265                                          147,265
  Other Income                                                              6,496                                            6,496
                                                             --------------------    --------------------     --------------------

Total Other Income                                                     27,244,825                                       27,244,825
                                                             --------------------    --------------------     --------------------

Other Expenses
  Administrative claims and fees                                          303,466                                          303,466
  Bankruptcy fees and expenses                                             13,693                                           13,693
  Other expenses                                                                                  207,413                  207,413
                                                             --------------------    --------------------     --------------------

Total Other Expenses                                                      317,159                 207,413                  524,572
                                                             --------------------    --------------------     --------------------

Income Before Taxes                                                    26,710,498                  13,904               26,724,402
                                                             --------------------    --------------------     --------------------

  Payments to parent company                                                                            0                        0
  Provision for income taxes                                                                       11,437                   11,437
  Recovery of income taxes due to loss carryforward                                               (11,437)                 (11,437)
  Recovery of deferred income taxes                                                                (5,545)                  (5,545)
                                                             --------------------    --------------------     --------------------

NET INCOME                                                            $26,710,498                 $19,449               26,729,947
                                                             ====================    ====================     ====================

Earnings per common share                                                   $0.23                   $0.00                    $0.23
                                                             ====================    ====================     ====================


(RESTUBBED TABLE)
                                                                                               PRO-FORMAL
                                                                    ----------------------------------------------------------------

                                                                                            Adjustments
                                                                                          for Acquisition              Combined
                                                                    --------------    ---------------------    ---------------------
Revenues from Operations
  Sales                                                                                                                   3,701,332

Cost of Sales                                                                                                             2,796,204
                                                                                                               --------------------

Gross Profit                                                                                                                905,128
                                                                                                               --------------------

Operating Expenses

  Sales, General and Administration                                                                                         891,618
  Depreciation                                                                                                                9,361
                                                                                                               --------------------

Total Operating Expenses                                                                                                    900,979
                                                                                                               --------------------

Net Income/Loss from Operations                                                                                               4,149
                                                                                                               --------------------

Other Income
  Forgiveness of debt income                                                                                             27,091,064
  Gain on disposal of assets                                                                                                147,265
  Other Income                                                                                                                6,496
                                                                                                               --------------------

Total Other Income                                                                                                       27,244,825
                                                                                                               --------------------

Other Expenses
  Administrative claims and fees                                                                                            303,466
  Bankruptcy fees and expenses                                                                                               13,693
  Other expenses                                                                                                            207,413
                                                                                                               --------------------

Total Other Expenses                                                                                                        524,572
                                                                                                               --------------------

Income Before Taxes                                                                                                      26,724,402
                                                                                                               --------------------

  Payments to parent company                                                                                                      0
  Provision for income taxes                                                                                                 11,437
  Recovery of income taxes due to loss carryforward                                                                         (11,437)
  Recovery of deferred income taxes                                       (b)                  -41915                       (47,460)
                                                                                                               --------------------

NET INCOME                                                                                                               26,676,942
                                                                                                               ====================

Earnings per common share                                                                                                     $0.23
                                                                                                               ====================

                       See Notes to Financial Statements.

           WHITEHALL ENTERPRISES, INC. AND MEGA BLOW MOULDING LIMITED
             NOTES TO THE PRO FORMA CONDENSED COMBINED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1998
                                   (UNAUDITED)
                                 (IN THOUSANDS)


(a) Reflects the estimated purchase accounting adjustments for the MBM Acquisition based upon a preliminary appraisal of the assets and liabilities assumed. For purchase accounting, MBM assets have been recorded at book value which approximates estimated fair market value. The estimated amounts recorded for assets and liabilities acquired from MBM are not expected to differ materially from the final assigned values. Purchase accounting adjustments were recorded to eliminate MBM's capital stock and deferred income tax liabilities for net operating loss carryovers available in the Company.

The calculation of excess purchase cost over fair value of net assets acquired is as follows:

                  Total Purchase Cost                              $ 673,249
                  Net Book Value of MBM                             (631,334)
                  Elimination of Deferred Taxes                      (41,915)
                                                                    --------

                  Excess of purchase cost over fair
                    Value of assets acquired and
                    Liabilities assumed                                  -0-

(b) Reflects the elimination of MBM's shareholder's equity.

(c) Reflects the issuance of preferred stock for the purchase of MBM.
                                       4